SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

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Eaton Vance Senior Floating-Rate Trust (Name of Registrant as Specified in Its Charter)

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Investor Contact: (800) 262-1122

FOR IMMEDIATE RELEASE

Adjournment of Special Meeting of Shareholders of

Eaton Vance Senior Floating-Rate Trust

BOSTON, MA, May 5, 2021 — Eaton Vance Senior Floating-Rate Trust (NYSE: EFR) (the “Fund”) held a special meeting of shareholders on April 30, 2021 (the “Special Meeting”). At the Special Meeting, Fund shareholders were asked to approve a new investment advisory agreement with Eaton Vance Management, the Fund’s investment adviser. The Special Meeting was adjourned to May 7, 2021 at 2:00 p.m. Eastern Time to allow more time for shareholders to vote. The October 29, 2020 record date for shareholders entitled to vote at the adjourned Special Meeting remains unchanged. Information about the adjourned Special Meeting appears below.

If, as of October 29, 2020, you were a Fund shareholder and have not yet voted, the Fund urges you to submit your vote in advance of the adjourned Special Meeting by one of the methods described in the Fund’s proxy materials. The Fund’s proxy statement is available online at https://funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php.

If, as of October 29, 2020, you were a holder of record of Fund shares (i.e., you held Fund shares in your own name directly with the Fund) and wish to participate in and vote at the adjourned Special Meeting, you should email your full name and address to AST at attendameeting@astfinancial.com. You will then be provided with credentials to participate in the adjourned Special Meeting. You will be able to vote by entering the control number found on the proxy card you previously received. All requests to participate in and/or vote at the adjourned Special Meeting must be received by AST by no later than 11:00 a.m. Eastern Time on May 7, 2021.

If, as of the relevant record date, you held Fund shares through an intermediary (such as a broker-dealer) and wish to participate in and vote at the adjourned Special Meeting, you will need to obtain a legal proxy from your intermediary reflecting the Fund’s name, the number of Fund shares you held and your name and email address. You may forward an email from your intermediary containing the legal proxy or attach an image of the legal proxy to an email and send it to AST at attendameeting@astfinancial.com with “Legal Proxy” in the subject line. You will then be provided with credentials to participate in the adjourned Special Meeting, as well as a unique control number to vote your shares. If you would like to participate in, but NOT vote at, the adjourned Special Meeting, please send an email to AST at attendameeting@astfinancial.com with proof of ownership of Fund shares. A statement, letter or the Vote Instruction Form from your intermediary will be sufficient proof of ownership. You will then be provided with credentials to participate in the adjourned Special Meeting. All requests to participate in and/or vote at the adjourned Special Meeting must be received by AST by no later than 11:00 a.m. Eastern Time on May 7, 2021.

Please contact AST at attendameeting@astfinancial.com with any questions regarding access to the adjourned Special Meeting, and an AST representative will contact you to answer your questions.

About the Fund

Eaton Vance Corp. was acquired by Morgan Stanley on March 1, 2021.  Its Eaton Vance Management, Parametric, Atlanta Capital and Calvert investment affiliates are now part of Morgan Stanley Investment Management, the asset management division of Morgan Stanley. These investment managers offer a diversity of investment approaches, encompassing bottom-up fundamental active management, responsible investing, systematic investing and customized implementation of client-specified portfolio exposures.

Shares of closed-end funds often trade at a discount from their net asset value. The market price of Fund shares may vary from net asset value based on factors affecting the supply and demand for shares, such as Fund distribution rates relative to similar investments, investors’ expectations for future distribution changes, the clarity of the Fund’s investment strategy and future return expectations, and investors’ confidence in the underlying markets in which the Fund invests. Fund shares are subject to investment risk, including possible loss of principal invested. The Fund is not a complete investment program and you may lose money investing therein. An investment in the Fund may not be appropriate for all investors. Before investing, prospective investors should consider carefully the Fund’s investment objective, strategies, risks, charges and expenses.

This press release is for informational purposes only and is not intended to, and does not, constitute an offer to purchase or sell shares of the Fund. Additional information about the Fund, including performance and portfolio characteristic information, is available at eatonvance.com.

Statements in this press release that are not historical facts may be forward-looking statements, as defined by the U.S. securities laws. You should exercise caution in interpreting and relying on forward-looking statements because they are subject to uncertainties and other factors that may be beyond the Fund’s control and could cause actual results to differ materially from those set forth in the forward-looking statements.

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